Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and Contingencies

16. Commitments and Contingencies

16.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the offshore drilling business.

The Company has obtained insurance for the assessed market value of the drilling rigs and the drillships. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable for include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one. It covers approximately one year for the loss of time but will be effective after 45 days' off-hire. During 2012, the Ocean Rig Corcovado incurred off-hire due to a failure in one of its engines which was a covered event under the loss of hire policy that resulted in $24.6 million being recognized as revenue during the year ended December 31, 2012. The amount of $24.6 million was reimbursed by the insurers to the Company in August 2012. During 2014, the Ocean Rig Corcovado incurred off-hire for the same event and as a result an additional amount of $20.2 million for the above-covered event was recognized as revenue during the year ended December 31, 2014 and was reimbursed during the same period. During 2014, the Ocean Rig Mylos incurred off-hire due to damage to the blow-out-preventer stack during testing, which was a covered event under the loss of hire policy that resulted in $39.6 million being recognized as revenue during the year ended December 31, 2014, from which an amount of 39.1 was reimbursed during the year.

The occurrence of casualty or loss, against which the Company is not fully insured, could have a material adverse effect on the Company's results of operations and financial condition.

As part of the Company's normal course of operations, the Company's customer may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

The Leiv Eiriksson operated in Angola during the period from 2002 to 2007. Ocean Rig UDW's manager in Angola during this period made a legal claim for reimbursement of import/export duties for two export/importation events in the period 2002 to 2007 retroactively levied by the Angolan government. Agreement was reached between the parties to settle this claim for an amount of $6.1 million which was paid by the Company's relevant subsidiary on May 24, 2012, to the claimant, in full and final settlement of the London Court Proceedings. The Company recorded a charge of $6.1 million during the year ended December 31, 2012, which is included under "Legal settlements and other, net" in the consolidated statement of operations.

On May 10, 2013, Drillship Hydra Owners Inc., being the owning company of drilling unit the Ocean Rig Corcovado, filed a claim against Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc with the High Court in London in connection with the loss of daily earnings and cost of repair for the blowout preventer of the Ocean Rig Corcovado in June and July 2011. In July 2013, the Company reached an out of court commercial agreement with Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc to receive a compensation amounting to $5.0 million and a Settlement Agreement and Release dated September 12, 2013 was entered into and the relevant claim filed in the High Court in London, U.K. was dropped. In this respect, the Company having previously recognized a receivable of $11.0 million, recorded a charge of $6.0 million during the year ended December 31, 2013, which is included under "Legal settlements and other, net" in the accompanying consolidated statement of operations.

Ocean Rig Norway Operations Inc. ("OCR"), a subsidiary of the Company, was notified by a letter dated November 13, 2013 that arbitration proceedings were commenced against it by Westcon Yard AS of Norway ("Westcon"), in connection to an alleged outstanding unpaid amount of Norwegian Krone Seventy Seven Million Three Hundred Eighty Three Thousand Eight Hundred and Three and Fifty Eight Шre (NOK 77,383,803.58), $10.4 million (based on based on the NOK/U.S. Dollar exchange rate as of December 31, 2014) plus interest and costs related to upgrades performed in the drilling unit the Leiv Eiriksson in late 2012 and early 2013. The counterparties reached an agreement during the year ended December 31, 2014.

Except for the matters discussed above, the Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.

16.2 Purchase Obligations:

The following table sets forth the Company's contractual purchase obligations as of December 31, 2014.

	2015	2016	2017	Total
Drillships building contracts	$566,300	498,200	$864,400	1,928,900
Total obligations	$566,300	498,200	$864,400	1,928,900